SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 14, 2012

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 W. STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On June 14, 2012, PSB Holdings, Inc. (the “Company”) completed its previously announced acquisition of Marathon State Bank, a Wisconsin state bank located in the Village of Marathon City, Wisconsin, with total assets of approximately $106 million.  The transaction was structured as a merger of an interim bank subsidiary established by the Company with and into Marathon State Bank, with the Company paying shareholders of Marathon State Bank a total of $5.5 million in cash as consideration for the merger.  The acquired bank will ultimately merge with and into Peoples State Bank, the Company’s wholly-owned state bank subsidiary, once certain data processing conversion work has been performed, which the Company anticipates will occur in the fourth quarter of 2012.

A news release announcing the closing of the acquisition transaction is attached as Exhibit 99.1 and is incorporated by reference.

Section 8 – Other Events

Item 8.01.

Other Events.

The Company also announced that, on June 19, 2012, its board of directors declared a regular semi-annual cash dividend of $.38 per share, payable July 30, 2012, to shareholders of record as of July 16, 2012.  In addition, to celebrate the 50th anniversary of the organization of Peoples State Bank, the board of directors also announced a special 5% stock dividend payable in additional voting common shares of the Company.  These shares will be paid on July 30, 2012, following the $.38 cash dividend, to shareholders of record as of July 16, 2012, with fractional shares paid in cash.

A news release announcing these dividend declarations is attached as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

The financial information required by this item is not being filed with this Current Report on Form 8-K.  To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)

Pro Forma Financial Information

The financial information required by this item is not being filed with this Current Report on Form 8-K.  To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)

Exhibits

Exhibit 99.1

News release dated June 15, 2012

Exhibit 99.2

News release dated June 20, 2012

Forward Looking Statements

Certain matters discussed in this news release, including those relating to the growth of PSB, its profits, and future interest rates, are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Reform Act of 1995.  Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in this release.  Among other things, these risks and uncertainties include the strength of the economy, the effects of government policies, including, in particular, interest rate policies, and other risks and assumptions outlined under “Forward - Looking Statements” and elsewhere in Item 1A of PSB’s Form 10-K for the year ended December 31, 2011.  PSB assumes no obligation to update or supplement forward-looking statements that become untrue because of events subsequent to the release of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  June 20, 2012

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated June 14, 2012

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

99.1

News release dated June 15, 2012

99.2

News release dated June 20, 2012

.